Supplement to Prospectus
                           Dated November 1, 2004 for
                           The Hirtle Callaghan Trust

                 The date of this Supplement is January 12, 2005


The Small Capitalization Equity Portfolio
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The following replaces the corresponding section on page 10 of the prospectus:

Mid Cap Risk - The Portfolio is authorized to invest up to 20% of its assets in securities whose capitalizations may exceed the Portfolio's definition of "small cap issuers." These companies may have greater financial resources, markets and depth of management than companies in the small cap universe and may be less likely to experience the rapid growth that small cap investors seek.